SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 7, 1998
               -------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                                  Sepracor Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-19410                                          22-2536587
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


111 Locke Drive, Marlborough, Massachusetts                              01757
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (508) 481-6700
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              (Registrant's Telephone Number, Including Area Code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.

     On December 7, 1998, Sepracor Inc. (the "Company") and Eli Lilly and Company ("Lilly") announced that they had entered into a licensing agreement relating to R-fluoxetine. A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1.

     The Agreement will become effective on the next business day following the expiration or earlier termination of any notice and waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.
          ---------

     See Exhibit Index attached hereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 10, 1998                     SEPRACOR INC.


                                            By: /s/ Robert F. Scumaci
                                                ------------------------------
                                                Robert F. Scumaci
                                                Senior Vice President of Finance
                                                and Administration



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                                  EXHIBIT INDEX

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Exhibit
Number                 Description
-------                -----------

 99.1      Press Release dated December 7, 1998.
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